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                                                                   Exhibit 10.11

                                 WATERLINK, INC.
                   AMENDED AND RESTATED 1995 STOCK OPTION PLAN

          1. GENERAL. This Stock Option Plan (the "Plan") provides eligible employees of Waterlink, Inc., a Delaware corporation (the "Company"), and its subsidiaries with the opportunity to acquire or expand their equity interest in the Company by making available for award or purchase shares of Common Stock,
 .001 par value, of the Company ("Common Stock"), through the granting of nontransferable options to purchase shares of Common Stock ("Stock Options"). Stock Options shall be referred to herein as "Grants," and an individual grant of Stock Options shall be referred to herein as a "Grant."

          It is intended that key employees may be granted simultaneously or from time to time, Stock Options that qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or Stock Options that do not so qualify ("Non-qualified Stock Options"). No provision of the Plan is intended or shall be construed to grant employees alternative rights in any Incentive Stock Option granted under the Plan so as to prevent such Option from qualifying under
Section 422 of the Code.

          The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including, without limitation, Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Stock Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Stock Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          2. PURPOSE OF THE PLAN. The purpose of the Plan is to provide continuing incentives to key employees of the Company and of any subsidiary corporation of the Company, by encouraging such key employees to acquire new or additional share ownership in the Company, thereby increasing their proprietary interest in the Company's business and enhancing their personal interest in the Company's success.

          For purposes of the Plan, a "subsidiary corporation" consists of any corporation fifty percent (50%) of the stock of which is directly or indirectly owned or controlled by the Company.

          3. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective upon its adoption by the Board of Directors of the Company (the "Board"), subject to approval by holders of a majority of the outstanding shares of voting capital stock of the Company. If the Plan is not so approved within twelve (12) months after the date the Plan is adopted by the Board, the Plan and any Grants made hereunder shall be null and void, However, if the Plan is so approved, no further shareholder approval shall be required with respect to the making of Grants pursuant to the Plan, except as provided in Section 12 hereof.

          4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board unless and until the Board appoints a committee composed of no fewer than, two (2) members of the Board (the

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"Committee"). No person shall be appointed to the Committee who, during the one
(1) year period immediately preceding such person's appointment to the Committee, has received any Grants under the Plan or any similar stock option or stock incentive plan, other than formula-based plan, maintained by the Company or any subsidiary corporation. A member of the Committee shall not be eligible to participate in the Plan while serving on the Committee.

          A majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present (or acts unanimously approved in writing by the members of the Committee, shall constitute binding acts of the Committee.

          Subject to the terms and conditions of the Plan, Board, or the Committee, if any (hereinafter the "Administrator") shall be authorized and empowered:

               (a) To select the key employees to whom Grants may be made;

               (b) To determine the number of shares of Common Stock to be covered by any Grant;

               (c) To prescribe the terms and conditions of any Grants made under the Plan, and the form(s) and agreement(s) used in connection with such Grants, which shall include agreements governing the granting of Stock Options which may provide that the stock which is the subject of any such Grant shall be subject to the restrictions on transfer contained in any agreement in effect among the Company and one or more of its stockholders;

               (d) To determine the time or times when Stock Options will be granted and when they will terminate in whole or in part;

               (e) To determine the time or times when Stock Options that are granted may be exercised; provided, however, that unless the Administrator specifically determines otherwise in any individual instance, the standard vesting schedule for Stock Options granted hereunder shall be four equal yearly installments;

               (f) To determine, at the time a Stock Option is granted under the Plan, whether such Stock Option is an Incentive Stock Option entitled to the benefits of Section 422 of the Code; and

               (g) To establish any other Stock Option agreement provisions not inconsistent with the terms and conditions of the Plan or, where the Stock Option is an incentive Stock Option, with the terms and conditions of Section 422 of the Code.

          5. EMPLOYEES ELIGIBLE FOR GRANTS. Grants may be made from time to time to those key employees of the Company or a subsidiary corporation who are designated by the Administrator in its sole and exclusive discretion. Key employees may include, but shall not necessarily be limited to, members of the Board of Directors (excluding members of the Committee) and officers of the Company and any subsidiary corporation; however, Stock Options intended to qualify as Incentive

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Stock Options shall be granted to key employees only while actually employed by the Company or a subsidiary corporation. The Administrator may grant more than one Stock Option to the same key employee. No Stock Option shall be granted to any key employee during any period of time when such key employee is on a leave of absence.

          6. STOCK SUBJECT TO THE PLAN. The shares to be issued pursuant to any Grant made under the Plan shall be shares of Common Stock. Either shares of Common Stock held as treasury stock or authorized and unissued shares of Common Stock, or both, may be so issued, in such amount or amounts within the maximum limits of the Plan as the Administrator shall from time to time determine.

          Subject to the provisions of the next succeeding paragraph of this
Section 6 and the provisions of Section 7(h), the aggregate number of shares of Common Stock that can be actually issued under the Plan shall be Eight Hundred Thousand (800,000).

          If, at any time subsequent to the date of adoption of the Plan by the Board of Directors, the number of shares of Common Stock increased or decreased, or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or otherwise): (i) there shall automatically be substituted for each share of Common Stock subject to an unexercised Stock Option (in whole or in part) granted under the Plan, the number and kind of shares of stock or other securities into which each share of outstanding Common Stock shall be changed or for which each such share of Common Stock shall be exchanged; and (ii) the option price per share of Common Stock or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to a Stock Option shall remain the same as immediately prior to such event. In addition to the foregoing, the Administrator shall be entitled in the event of any such increase, decrease or exchange of shares of Common Stock to make other adjustments to the securities subject to a Stock Option, the provisions of the Plan, and to any related Stock Option agreements (including adjustments which may provide for the elimination of fractional shares) where necessary (under
Section 422(a)(2) of the Code or otherwise) to preserve the terms and conditions of any Grants hereunder.

          7.   STOCK OPTION PROVISIONS.

               (a) GENERAL. The Administrator may grant to key employees (also referred to as "optionees") nontransferable Stock Options that either qualify as Incentive Stock Options under Section 422 of the Code or do not so qualify. However, any Stock Option which is an Incentive Stock Option shall only be granted within ten (10) years from the earlier of
          (i) the date this Plan is adopted by the Board and (ii) the date this Plan is approved by the stockholders of the Company.

               (b) STOCK OPTION PLAN. The option price per share of Common Stock which may be purchased under an Incentive Stock Option under the Plan shall be determined by the Administrator at the time of Grant, but shall not be less than one hundred percent (100%) of

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          the fair market value of a share of Common Stock, determined as of the date such Option is granted; however, if a key employee to whom an Incentive Stock Option is granted is, at the time of the grant of such Option, an "owner" as defined in Section 422(b)(6) of the Code (modified as provided in Section 424(d) of the Code) of more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (a "Substantial Shareholder"), the price per share of Common Stock of such Option, as determined by the Administrator, shall not be less than one hundred ten percent (110%) of the fair market value of a share of Common Stock on the date such Option is granted. The option price per share of Common Stock under each Stock Option granted pursuant to the Plan which is not an Incentive Stock Option shall be determined by the Administrator at the time of Grant. Except as specifically provided above, the fair market value of a share of Common Stock shall be determined in accordance with procedures to be established by the Administrator. The day on which the Administrator approves the granting of a Stock Option shall be considered the date on which such Option is granted.

               (c) PERIOD OF STOCK OPTION. The Administrator shall determine when each Stock Option is to expire. However, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date upon which such Option is granted, or five (5) years from the date upon which such Option is granted to a Substantial Shareholder.

               (d) LIMITATION ON EXERCISE AND TRANSFER OF STORK OPTIONS. Only the key employee to whom a Stock Option is granted may exercise such Option, except where a guardian or other legal representative has been duly appointed for such employee, and except as otherwise provided in the case of such employee's death. No Stock Option granted hereunder shall be transferable by an optionee other than by will or the laws of descent and distribution. No Stock Option granted hereunder may be pledged or hypothecated, nor shall any such Option be subject to execution, attachment or similar process.

               (e) EMPLOYMENT, HOLDING PERIOD REQUIREMENTS FOR CERTAIN OPTIONS. The Administrator may condition any Stock Option granted hereunder upon the continued employment of the optionee by the Company or by a subsidiary corporation. and may make any such Stock Option immediately exercisable. However, the Administrator will require that, from and after the date of grant of any Incentive Stock Option granted hereunder until the day three (3) months prior to the date such Option is exercised, such optionee must be an employee of the Company or of a subsidiary corporation, but always subject to the right of the Company or any such subsidiary corporation to terminate such optionee's employment during such period (except if the optionee's employment is terminated due to death or permanent and total disability, in which event such period shall be one (1) year). Each Stock Option shall be subject to such additional restrictions as to the time and method of exercise as shall be prescribed by the Administrator. Upon compliance with any condition or requirement imposed by the Administrator pursuant to the foregoing, a Stock Option or the appropriate portion thereof may be exercised in whole or in part from time to time during the option period; however, such exercise right(s) shall be limited to whole shares.

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               (f) PAYMENT FOR STOCK OPTION PRICE. A Stock Option shall be exercised by an optionee giving written notice to the Company of his intention to exercise the same, accompanied by full payment of the purchase price in cash or by check or, with the consent of the Administrator, in whole or in part with a surrender of shares of Common Stock having a fair market value on the date of exercise equal to that portion of the purchase price for which payment in cash or check is not made. The Administrator may, in its sole discretion, approve other methods of exercise for a Stock Option or payment of the option price, provided that no such method shall cause any option granted under the Plan as an Incentive Stock Option to not qualify under Section 422 of the Code, or cause any share of Common Stock issued in connection with the exercise of an option not to be a fully paid and non-assessable share of Common Stock.

               (g) CERTAIN REISSUANCES OF STOCK OPTIONS. To the extent stares of Common Stock are surrendered by an optionee in connection with the exercise of a Stock Option in accordance with Section 7(f), the Administrator may in its sole discretion grant new Stock Options to such optionee (to the extent shares of Common Stock remain available for Grants), subject to the following terms and conditions:

                    (i) The number of shares of Common Stock shall be equal to the number of shares of Common Stock being surrendered by the optionee;

                    (ii) The option price per share of Common Stock shall be
               equal to the fair market value of shares of Common Stock, determined on the date of exercise of the Stock Options whose exercise caused such Grant; and

                    (iii) The terms and conditions of such Stock Options shall in all other respect replicate such terms and conditions of the Stock Options whose exercise caused such Grant, except to the extent such terms and conditions are determined not to be wholly consistent with the general provisions of this Section 7, or in conflict with the remaining provisions of this Plan.

               (h) CANCELLATION AND REPLACEMENT OF STOCK OPTIONS AND RELATED RIGHTS. The Administrator may at any time or from time to time permit the voluntary surrender by an optionee who is the holder of any outstanding Stock Options under the Plan, where such surrender is conditioned upon the granting of such optionee of new Stock Options for such number of shares as the Administrator shall determine, or may require such a voluntary surrender as a condition precedent to the grant of new Stock Options. The Administrator shall determine the terms and conditions of new Stock Options, including the prices at and periods during which they may be exercised, in accordance with the provisions of this Plan, all or any of which may differ from the terms and conditions of the Stock Options surrendered. Any such new Stock Options shall be subject to all the relevant provisions of this Plan. The shares of Common Stock subject to any Stock Option so surrendered, and/or any shares of Common Stock subject to any Stock Option that has lapsed or been forfeited, shall no longer be charged against the limitation provided in Section 6 of the Plan and may again become shares subject to the Plan. The granting of new Stock Options in connection

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          with the surrender of outstanding Stock Options under this Plan shall be considered for the purposes of the Plan as the granting of new Stock Options and not an alteration, amendment or modification of the Plan or of the Stock Options being surrendered.

               (i) LIMITATION ON EXERCISABLE INCENTIVE STOCK OPTIONS. The aggregate fair market value of the shares of Common Stock first becoming subject to exercise as Incentive Stock Options by a key employee during any given calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). Such aggregate fair market value shall be determined as of the date such Option is granted, taking into account, in the order in which granted, any other Incentive Stock Options granted by the Company, or by a parent or subsidiary thereof.

               (j) WITHHOLDING OF TAXES. The Administrator may, in its sole discretion, require, as a condition to any Grant or to the delivery of certificates for shares issued hereunder, that the optionee pay to the Company, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any Grant or any delivery of shares of Common Stock upon exercise thereof. The Administrator, in its sole discretion, may permit optionees to pay such taxes through the withholding of shares of Common Stock otherwise deliverable to such optionee in connection with such Grant or the delivery to the Company of shares of Common Stock otherwise acquired by the optionee. The Fair Market Value of shares of Common Stock withheld by the Company or tendered to the Company for the satisfaction of tax withholding obligations under this Section 7(j) shall be determined on the date such shares of Common Stock are withheld or tendered. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary, bonus, severance or insurance proceeds) otherwise due to an optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any Grant or to the delivery of shares of Common Stock under the Plan, or to retain or sell without notice a sufficient number of shares of Common Stock to be issued to such optionee to cover any such taxes, provided that the Company shall not sell any such shares of Common Stock if such sale would be considered a sale by such optionce for purposes of Section 16 of the Exchange Act.

          8. TERMINATION OF EMPLOYMENT. If a key employee ceases to be an employee of the company and every subsidiary corporation, for a reason other than death, retirement, "permanent and total disability" (as defined below) or such key employee's employment is terminated "without cause" (as defined below), his Grants shall, unless extended by the Administrator on or before his date of termination of employment, terminate on the effective date of such termination of employment. Neither the key employee nor any other person shall have any right after such date to exercise all or any part of his Stock Options which are not vested or otherwise subject to restriction and they shall thereupon be forfeited, declared void and without value, or both.

          If termination of employment is due to death or permanent and total disability or is without cause, then outstanding Stock Options may be exercised within the one (1) year period ending on the anniversary of such death, permanent and total disability or termination without cause (except that, with respect to Incentive Stock Options held by key employees whose employment is terminated without cause, such Incentive Stock Options must be exercised within three (3) months of the date of such termination). In the case of death, such outstanding Stock Options shall be exercised by such

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key employee's estate, or the person designated by such key employee by will, or as otherwise designated by the laws of descent and distribution. Notwithstanding the forgoing, in no event shall any Stock Option be exercisable after the expiration of the option period, and in the case of exercises made after a key employee's death, not to any greater extent than such key employee would have been entitled to exercise such Option at the time of his death.

          Subject to the discretion of the Administrator, in the event a key employee terminates employment with the Company and all subsidiary corporations because of normal or early retirement under any pension plan or retirement plan hereafter adopted by the Company, or permanent and total disability, any then-outstanding Stock Options held by such key employee shall lapse at the end of the term of such Stock Option, or thirty (30) days after such retirement, whichever first occurs.

          For purposes hereof, "permanent and total disability" means a permanent and total disability as defined in Section 22(e) of the Code. For purposes hereof, termination "without cause" means termination of the employee's employment by the Company for reasons other than (i) conviction of the employee for a felony or for any crime or offense lesser than a felony involving the property of the Company or a subsidiary corporation or affiliate of the Company;
(ii) conduct by the employee that has caused demonstrable and serious injury to the Company or a subsidiary, monetary or otherwise; or (iii) substandard performance, or material misconduct or negligence in the performance, of the employee's duties in the reasonable judgment of the Board; provided, however, that for any employee with a written employment agreement with the Company or any subsidiary corporation, the without cause" definition, if any, contained in such employment agreement shall be utilized for purposes hereof.

          In the event an employee of the Company or one of its subsidiary corporations is granted a leave of absence by the Company or such subsidiary corporation to enter military service or because of sickness, his employment with the Company or such subsidiary corporation shall not be considered terminated, and he shall be deemed an employee of the Company or such subsidiary corporation during such leave of absence or any extension thereof granted by the Company or such subsidiary corporation.

          9. AMENDMENTS TO PLAN. The Administrator is authorized to interpret this Plan and from time to time adopt any rules and regulations for carrying out this Plan that it may deem advisable. Subject to the approval of the Board, the Administrator may at any time amend, modify, suspend or terminate this Plan. In no event, however, without the approval of the stockholders, shall any action of the Administrator or the Board result in:

               (a) Materially amending, modifying or altering the eligibility requirements provided in Section 5 hereof;

               (b) Materially increasing, except as provided in Section 6 hereof, the maximum number of shares of Common Stock that may be made subject to Grants; or

               (c) Materially increasing the benefits accruing to participants under this Plan;

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except to conform this Plan and any agreements made hereunto to changes in the
Code or required by governing law.

          10. INVESTMENT REPRESENTATION, APPROVALS AND LISTING. The Administrator may, if it deems appropriate, condition its grant of any Stock Option hereunder upon receipt of the following investment representation from the optionee:

          "I agree that any shares of Common Stock of Waterlink, Inc. which I may acquire by virtue of this Stock Option shall be acquired for investment purposes only and not with a view to distribution or resale, and may not be transferred, sold, assigned, pledged, hypothecated or otherwise disposed of by me unless (i) a registration statement or post-effective amendment to a registration statement under the Securities Act, with respect to said shares of Common Stock has become effective so as to permit the sale or other disposition of said shares by me; or (ii) there is presented to Waterlink, Inc. an opinion of counsel satisfactory to Waterlink, Inc. to the effect that the sale or other proposed disposition of said shares of Common Stock by me may lawfully be made otherwise than pursuant to an effective registration statement or post-effective amendment to a registration statement relating to the said shares under the Securities Act of 1933, as amended."

          The Company shall not be required to issue any certificate or certificates for shares of Common Stock upon the exercise of any Stock Option granted under this Plan prior to (i) the obtaining of any approval from any governmental agency which the Administrator shall, in its sole discretion, determine to be necessary or advisable; (ii) the admission of such shares to listing on any national securities exchange on which the shares of Common Stock may be listed; (iii) the completion of any registration or other qualifications of the shares of Common Stock under any state or federal law or ruling or regulations of any governmental body which the Administrator shall, in its sole discretion, determine to be necessary or advisable or the determination by the Administrator, in its sole discretion, that any registration or other qualification of the shares of Common Stock is not necessary or advisable, or
(iv) the obtaining of an investment representation from the optionee in the form stated above or in such other form as the Administrator, in its sole discretion, shall determine to be adequate.

          11. GENERAL PROVISIONS. The form and substance of Stock Option agreements made hereunder, whether granted at the same or different times, need not be identical. Nothing in this Plan or in any Stock Option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiary corporations or affiliates or to interfere with or limit the right of the Company or any subsidiary corporation or affiliate to terminate his employment at any time, with or without cause. Nothing contained in this Plan or in any Stock Option shall be construed as entitling any optionee to any rights of a shareholder as a result of the grant of a Stock Option, until such time as shares of Common Stock are actually issued to such optionee pursuant to the exercise of such Option. This Plan may be assumed by the successors and assigns of the Company. The liability of the Company under this Plan and any sale made hereunder is limited to the obligations set forth herein with respect to such sale and no term or provision of this Plan shall be construed to impose any liability on the Company in favor of any employee (or any other party acting on his behalf

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or in his stead) with respect to any loss, cost or expense which such employee or party may incur in connection with or arising out of any transaction in connection with this Plan. The cash proceeds received by the Company from the issuance of shares of Common Stock pursuant to this Plan will be used for general corporate purposes. The expense of administering this Plan shall be borne by the Company. The captions and section numbers appearing in this Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of this Plan.

          12. PROVISIONS APPLICABLE SOLELY TO INSIDERS. The following provisions shall apply only to persons who are subject to Section 16 of the Exchange Act with respect to securities of the Company ("Insiders"), and shall apply to Insiders notwithstanding any provision of the Plan to the contrary:

               (a) No Insider shall be permitted to transfer any security the Company acquired by him, except to the extent permitted by 17 C.F.R.
          Section 240.16a-2(D)(1), upon the exercise of any Stock Option, until at lest [sic] six (6) months and one (1) day after the later of (i) the day on which such security is granted to the Insider or
          (ii) the day on which the exercise or conversion price of such security is fixed.

               (b) An Insider may elect to have shares withheld from a Grant or tender shares to the Company in order to satisfy the tax withholding consequences of a Grant only during the period beginning on the third business day following the date on which the Company releases the financial information specified in 17 C.F.R. Section 240.16b-3(e)(1)(ii) and ending on the twelfth business day following such date. Notwithstanding the foregoing, an Insider may elect to have shares withheld from a Grant in order to satisfy tax withholding consequences thereof by providing the Company with a written election to so withhold at least six (6) months in advance of the withholding of shares otherwise issuable upon exercise of a Stock Option.

          13. TERMINATION OF THIS PLAN. This Plan shall terminate on February 1, 2005, and thereafter no Stock Options shall be granted hereunder. All Stock Options outstanding at the time of termination of this Plan shall continue in full force and effect according to their terms and the terms and conditions of this Plan.


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